FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "***Amendment***") is entered into as of November 11, 2024 (the "***Amendment Effective Date***") by and between ENGLOBAL CORPORATION, a Nevada corporation ("***Borrower***"), and ALLIANCE 2000, LTD., a Texas limited partnership ("***Lender***").

RECITALS

WHEREAS, Borrower is currently indebted to Lender pursuant to the terms and conditions of that certain Amended and Restated Credit Agreement dated as of April 24, 2024 (as modified hereby and as may be amended, restated, supplemented, or otherwise modified from time to time, the "***Credit Agreement***"), pursuant to which Lender made one or more term loans and a revolving line of credit available to Borrower under the terms and provisions stated therein.

WHEREAS, capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, Lender and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

Section 1.1 Section 1.1(c) (Payments) of the Credit Agreement is hereby amended by amending and restating the second sentence in its entirety as follows: "Each payment made under the Term Loans shall be credited first, to any accrued interest and second, to the outstanding principal balance thereof."

Section 1.2 Section 1.2(a) (Interest) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"(a) Interest. From and after the Amended and Restated Closing Date, the outstanding principal balance of the Term Loans shall bear interest (computed on the basis of a 365/366-day year, as the case may be, actual days elapsed) as follows: (x) prior to July 1, 2024 at a per annum rate equal to 8.0% and (y) from and after July 1, 2024, at a per annum rate equal to 12.0%."

Section 1.3 Section 1.2(c) (Payment of Interest) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"(c) Payment of Interest. For the period beginning on the Amended and Restated Closing Date through June 30, 2024, interest under the Term Loans is due and payable monthly in arrears by Borrower on the last Business Day of each month. For the period from July 1, 2024 through the Termination Date, all accrued and unpaid interest under the Term Loans is due and payable by Borrower on the Termination Date. As of the Amended and Restated Closing Date, any accrued and unpaid interest under the Term Loans is added to the principal balance as of such date."

Section 1.4 Section 1.6(b) (Default Rate) of the Credit Agreement is hereby amended by deleting the cross reference "in Section 1.3" and inserting in place thereof "in Section 1.2(b)".

Section 1.5 Section 1.6(c) (Payment of Interest) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

> "(c) Payment of Interest. For the period beginning on the Amended and Restated Closing Date through June 30, 2024, interest under the Line of Credit is due and payable monthly in arrears by Borrower on the last Business Day of each month. For the period beginning on July 1, 2024 through the Termination Date, all accrued and unpaid interest under the Line of Credit is due and payable by Borrower on the Termination Date."

Section 1.6 Section 7.1 (Certain Definitions) of the Credit Agreement is hereby amended by inserting the following new defined term in appropriate alphabetical sequence: "'First Amendment Date' means November 11, 2024."

ARTICLE II
LIMITED WAIVER

Section 2.1 Prior to giving effect to this Amendment, the Credit Agreement required Borrower to pay interest monthly in arrears on the Term Loans and the Line of Credit. Borrower failed to make the interest payments on the Term Loans and the Line of Credit which were due on the last Business Day of each of July, August, September or October, and each instance of non-payment of interest constitutes an Event of Default under Section 6.1(a) of the Credit Agreement (the "***Specified Defaults***"). Lender hereby waives the Specified Defaults and agrees not to exercise any of the rights or remedies available to it under the Loan Documents in respect of the Specified Defaults.

ARTICLE III
CONDITIONS TO EFFECTIVENESS

Section 3.1 This Amendment shall be effective, as of the Amendment Effective Date, upon receipt by Lender of a counterpart of this Amendment executed and delivered by Borrower and Lender, together with the Guarantor's Consent and Agreement executed and delivered by the Guarantors.

ARTICLE IV
MISCELLANEOUS

Section 4.1 Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document. In the event of a conflict between the Credit Agreement and this Amendment, this Amendment shall govern and control.

Section 4.2 Section 7.6 (General), Section 7.8 (Governing Law), Section 7.10 (Savings Clause), Section 7.11 (Confidentiality), Section 7.13 (Jurisdiction), Section 7.14 (Waiver of Jury Trial), and Section 7.16 (Consent; Ratification by Guarantors) are incorporated herein by this reference, *mutatis mutandis*.

Section 4.3 **NOTICE: THIS DOCUMENT AND ALL OTHER DOCUMENTS RELATING TO THE INDEBTEDNESS CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT**

BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THE INDEBTEDNESS.

[*Signatures on Following Pages.*]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be executed as of the day and year first written above.

BORROWER:

ENGLOBAL CORPORATION
a Nevada corporation

By: ______________________________
Darren Spriggs
Chief Financial Officer

LENDER:

ALLIANCE 2000, LTD.

By: ______________________________

William A. Coskey, President of BHC Management Corp., General Partner of Alliance 2000, Ltd.

GUARANTOR'S CONSENT AND AGREEMENT TO FIRST AMENDMENT TO CREDIT AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender's execution of this Amendment, between ENGLOBAL CORPORATION, a Nevada corporation, and ALLIANCE 2000, LTD., a Texas limited partnership, each undersigned Guarantor hereby consents to the Amendment, and agrees that the Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under any Guaranty executed by any of the undersigned in connection with the Credit Agreement, or under any other Loan Document executed by the undersigned to create liens, security interests or charges to secure any of the Obligations (as such Obligations are amended by this Amendment), all of which Loan Documents remain in full force and effect. The undersigned further represents and warrants to Lender that, after giving effect to the Amendment, (a) the representations and warranties in each Loan Document to which the undersigned is a party are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the Amendment Effective Date as if made on and as of the Amendment Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and (b) no Event of Default that has not been waived by the Amendment has occurred and is continuing. Each undersigned Guarantor agrees to be bound by the terms, conditions, covenants and agreements in the Credit Agreement, as amended by the Amendment. This Consent and Agreement is executed as of the Amendment Effective Date and shall be binding upon each of the undersigned, and their respective successors and assigns, and shall inure to the benefit of Lender, and their successors and assigns.

[*Signatures on Following Pages.*]

GUARANTORS:

ENGLOBAL U.S., INC.
a Texas corporation

By: ______________________
Darren Spriggs
Chief Financial Officer

ENGLOBAL GOVERNMENT SERVICES, INC.
a Texas corporation

By: ______________________
Darren Spriggs
Chief Financial Officer

ENGLOBAL TECHNOLOGIES, LLC
a Texas limited liability company

By: ______________________
Darren Spriggs
Chief Financial Officer